                                                        EXHIBIT 25

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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

Gold Trust Company
--------------------------------------------------------------------------------
               (Exact name of trustee as specified in its charter)

    Missouri                                         43-1670572
--------------------------------------------------------------------------------
(Jurisdiction of incorporation of        (I.R.S. Employer Identification Number)
 organization if not a U.S. National
 Bank)

    Gold Trust Company 4305 Frederick Blvd. St. Joseph, MO 64508
--------------------------------------------------------------------------------
 (Address of principal executive offices)                (Zip Code)

    Gold Trust Company 11301 Nall Avenue Leawood, KS 66211
--------------------------------------------------------------------------------
  (Name, address and telephone number of agent for service)

Pioneer Financial Services, Inc.
--------------------------------------------------------------------------------
(Exact name of obligor as specified in its charter)

Missouri                                           44-0607504
--------------------------------------------------------------------------------
(State or other jurisdiction of       (I.R.S. Employer Identification Number)
incorporation or organization)

Pioneer Financial Services, Inc.  4700 Belleview Ave., Suite 300, Kansas City, MO   64112
-------------------------------------------------------------------------------------------
(Address of principal executive offices)                                          (Zip Code)

Junior Subordinated Debentures
--------------------------------------------------------------------------------
(Title of the indenture securities)

Item 1. General Information.

      Furnish the following information as to the trustee -
      (a) Name and address of each examining or supervising authority to which it is subject.
      (b) Whether it is authorized to exercise corporate trust powers.

Item 2. Affiliations with the obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

Instructions.

1.  The term "affiliate" is defined in Rule 0-2 of the General Rules and
    Regulations under the Act. Attention is also directed to Rule 7a-26.
2.  Include the name of each such affiliate and the names of all intermediary affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to affiliation.

Item 3. Voting securities of the trustee.

    Furnish the following information as to each class of voting securities of the trustee: As of February 1, 2003 (Insert date within 31 days).

--------------------------------------------------------------------------------
                Col. A                                  Col. B
            Title of Class                         Amount Outstanding
                Common                      30,000 shares - $5.00 par value

--------------------------------------------------------------------------------

Instruction.
The term "voting security" is defined in Section 303(16) of the Act.
SEC 1836 (3-01)

                              Persons who respond to the collection of
                              Information contained in this form are not
                              required to respond unless the form displays a
                              currently valid OMB control number.

SEC 1836 (3-01)

Item 4. Trusteeships under other indentures.

    If the trustee is a trustee under another indenture under which any other securities, of certificates or interest or participation in any other securities, of the obligor are outstanding, furnish the following information:
    (a)  Title of the securities outstanding under each such other indenture.
    (b)  A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

Item 5. Interlocking directorates and similar relationships with the obligor or underwriters.

        If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any connection and state the nature of such condition.

Instructions.

l.    Notwithstanding General Instruction F, the term "underwriter" as used in this item does not refer to any person who is not currently engaged in the business of underwriting.
2.    The term "employee," "appointee," and "representative," as used in this item, do not include connections in the capacity of transfer agent, registrant, custodian, paying agent, fiscal agent, escrow agent, or despositary, or in any other similar capacity or connections in the capacity of trustee, whether under an indenture or otherwise.

Item 6. Voting securities of the trustee owned by the obligor or its officials.

      Furnish the following information as to the voting securities of trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

      As of ______________________________ (Insert date within 31 days).

Instructions.

1.    Names of persons who do not own beneficially any of the securities specified may be omitted.
2.    No information need be given in any case where the amount of voting securities of the trustee, owned beneficially by the obligor and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

-------------------------------------------------------------------------------------
   Col. A                Col. B               Col. C                 Col. D
                                                                Percent of Voting
                                            Amount Owned       Securities Represented
Name of Owner        Title of Class         Beneficially       Amount given in Col. C
-------------------------------------------------------------------------------------

Item 7. Voting securities of the trustee owned by underwriters or their officials.

        Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of such underwriter: As of ______________________
(Insert date within 31 days).

Instructions.

1.  Instruction 1 to Item 6 shall be applicable to this item.

2.  The name of each director, partner, or executive officer required to be given in Column A shall be set forth under the name of the underwriter of which he is a director, partner, of executive officer.
3.  No information need be given in any case where the amount of voting securities of the trustee owned beneficially by an underwriter and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

-------------------------------------------------------------------------------------
   Col. A                Col. B               Col. C                 Col. D
                                                                Percent of Voting
                                            Amount Owned       Securities Represented
Name of Owner        Title of Class         Beneficially       Amount given in Col. C
-------------------------------------------------------------------------------------

Item 8. Securities of the obligor owned or held by the trustee.

      Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

      As of _________________________  (Insert date within 31 days).

Instructions.

1.    As used in this item, the term "securities" includes only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness.
2.    For the purposes of this item the trustee shall not be deemed the owner of holder of (a) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default, or (b)
      any security which it holds as collateral security under the indenture to be qualified, irrespective of any default thereunder, or (c) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, of in any similar representative capacity.
3.    No information will be furnished under this item as to holdings by the trustee of securities already issued under the indenture to be qualified or securities issued under any other indenture under which the trustee is also a trustee.
4.    No information need be given with respect to any class of securities where the amount of securities of the class which the trustee owns beneficially or holds as collateral security for obligations in default does not exceed
      1 percent of the outstanding securities of the class.

-------------------------------------------------------------------------------------------
   Col. A                Col. B                  Col. C                     Col. D
                                              Amount Owned            Percentage of Class
                  Whether the Securities    Beneficially or Held as    Represented by
                       Are Voting or         Collateral Security        Amount Given
Title of Class         Beneficially         Amount given in Col. C       In Col. C
-------------------------------------------------------------------------------------------

Item 9. Securities of underwriters owned or held by the trustee.

      If the trustee owned beneficially or holds as collateral security for obligations in default any securities on an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:
  As of _____________________ (Insert date within 31 days).

-------------------------------------------------------------------------------------------
   Col. A                Col. B                  Col. C                       Col. D
                                              Amount Owned              Percentage of Class
                                          Beneficially or Hold as        Represented by
                                          Collateral Security for         Amount Given
Title of Issuer                            Obligations in Default          In Col. C
And Title of Class  Amount Outstanding          by Trustee
-------------------------------------------------------------------------------------------

Instruction. Instructions 1,2, and 4 to Item 8 shall be applicable to this item.

Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor. If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:
  As of _____________________ (Insert date within 31 days).

-------------------------------------------------------------------------------------------
   Col. A                Col. B                  Col. C                       Col. D
                                              Amount Owned              Percentage of Class
                                          Beneficially or Hold as        Represented by
                                          Collateral Security for         Amount Given
Title of Issuer                            Obligations in Default          In Col. C
And Title of Class  Amount Outstanding          by Trustee
-------------------------------------------------------------------------------------------

Instruction. Instructions 1,2, and 4 to Item 8 shall be applicable to this item.

Item  11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.
      If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person an of which are so owned or held by the trustee:
  As of ________________________ (Insert date within 31 days).
-------------------------------------------------------------------------------------------
   Col. A                Col. B                  Col. C                       Col. D
                                              Amount Owned              Percentage of Class
                                          Beneficially or Hold as        Represented by
                                          Collateral Security for         Amount Given
Title of Issuer                            Obligations in Default          In Col. C
And Title of Class  Amount Outstanding          by Trustee
-------------------------------------------------------------------------------------------

Instructions 1,2, and 4 to Item 8 shall be applicable to this item.

Item 12. Indebtedness of the Obligor to the Trustee.

      Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:
        As of _____________________ (Insert date within 31 days).
---------------------------------------------------------------------------------------------
                Col. A                          Col. B                              Col. C

      Nature of Indebtedness                  Amount Outstanding                    Date Due
---------------------------------------------------------------------------------------------

Instructions.

1.   No information need be provided as to: (a) the ownership of securities issued under any indenture, or any security or securities having a maturity of more than one year at the time of acquisition by the indenture trustee;
     (b) disbursements made in the ordinary course of business in the capacity of trustee of an indenture, transfer agent, registrant, custodian, paying agent, fiscal agent or despositary, or other similar capacity; (c)
     Indebtedness created as a result of services rendered or premises rented;
     or indebtedness created as a result of goods or securities sole in a cash transaction; (d) the ownership of stock or of other securities of a corporation organized under Section 25(a) of the federal Reserve Act, as amended, which is directly or indirectly a creditor of an obligor upon the indenture securities; (e) the ownership of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper.
2.   Information should be given as to the general type of indebtedness, such as lines of credit, commercial paper, long-term notes, mortgages, etc.

Item 13. Defaults by the Obligor.

    (a)  State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.
    (b)  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participaton in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

Item 14. Affiliations with the Underwriters.

    If any underwriter is an affiliate of the trustee, describe each such affiliation.

Instruction.

1.    The term "affiliate" as defined in Rule o-2 of the General Rules and
      Regulations under the Act. Attention is directed to Rule 7a-26.
2.    Include the name of each such affiliate and the names of all intermediate affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

Item 15. Foreign Trustee.

      Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified under the Act.

Item 16. List of exhibits.

    List below all exhibits filed as a part of this statement of eligibility.

Instruction. Subject to Rule 7a-29 permitting incorporation of exhibits by reference, the following exhibits are to be filed as a part of the statement of eligibility of the trustee. Such exhibits shall be appropriately lettered or numbered for convenient reference. Exhibits incorporated by reference may be referred to by the designation given in the previous filing. Where exhibits are incorporated by reference the reference shall be made in the list of exhibits called for under Item 16. If the certificate of authority to commence business
(Exhibit 2) and/or the certificate to exercise corporate trust powers (Exhibit
3) is contained in another exhibit, a statement to that effect shall be made, identifying the exhibit in which such certificates are included. If an applicable exhibit is not in English, a translation in English shall also be filed. In response to Exhibit 7, foreign trustees shall provide financial information sufficient to provide the information required by Section 310(a)(2)
of the Act.

1.   A copy of the articles of association of the trustee as now in effect
2.   A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.
3.  A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.
4.  A copy of the existing bylaws of the trustee, or instruments corresponding thereto.
5.  A copy of each indenture referred to in Item 4, if the obligor is in default.
6.  The consents of United States institutional trustees required by Section 321
    (b) of the Act.
7.  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
8.  A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the
    Act.
9.  Foreign trustees are required to file a consent to serve of process of Form
    F-X [ss.269.5 of this chapter].

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Gold Trust Company, a corporation [state form of organization]
organized and existing under the laws of Missouri , has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Leawoodd , and State [or other jurisdiction] of Kansas , on the 14th day of February, 2003.
                                                      (Year)

                                        Gold Trust Company
                                        ---------------------------------------
                                               (Trustee)

                                        By:  /s/ Michael L. President
                                           -------------------------------------
                                                 (Name and Title)

Instruction. The name of each person signing the statement of eligibility shall be typed or printed beneath the signature. Michael L. Best President

                                    FORM T-1

Item 1.   General Information

     (a)  State of Missouri, Division of Finance, P. O. Box 716, Jefferson City,
          Missouri 65102

     (b)  Yes

Item 2.   Affiliations with the obligor.

     Not applicable.

Item 3.   Voting securities of the trustee.

     See Form T-1, page 1.

Item 4.   Trusteeships under other indentures.

     Not applicable.

Item 5.   Interlocking directorates and similar relationships with the obligor or underwriters.

     Not applicable.

Item 6.   Voting securities of the trustee owned by the obligor or its officials.

     Not applicable.

Item 7.   Voting securities of the trustee owned by underwriters of their officials.

     Not applicable.

Item 8.   Securities of the obligor owned or held by the trustee.

     Not applicable.

Item 9.   Securities of underwriters owned or held by the trustee.

     Not applicable.

Item 10.  Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

     Not applicable.

Item 11.  Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

     Not applicable.

Item 12.  Indebtedness of the Obligor to the Trustee.

     Not applicable.

Item 13.  Defaults by the Obligor.

     (a)  None.

     (b)  Not applicable.

Item 14.  Affiliations with the Underwriters.

     Not applicable.

Item 15.  Foreign Trustee.

     Not applicable.

Item 16.  List of Exhibits.

     Exhibit 1 - a copy of the Articles of Association of the Trustee is now in effect.

          Exhibit 1 includes the Certificate of Authority of the Trustee to commence business and to exercise corporate trust powers.

    Exhibit 4 - a copy of the existing Bylaws of the Trustee

    Exhibit 7 - a copy of the latest report of condition of the Trustee published pursuant to law or the requirements of the Trustee supervising or examining authority.

TO ALL TO WHOM THESE PRESENTS SHALL COME:

           I, D. ERIC MCCLURE, Commissioner of Finance (director of the Division of Finance) of the State of Missouri, hereby certify that the annexed pages contain a full, true and complete copy of the Articles of Agreement and all amendments for Gold Trust Company, St. Joseph, Missouri, as the same appears on file and of record in this office.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the Seal of my office.
Done at the City of Jefferson, State of Missouri, on this twenty-fourth day of
January, Two Thousand and Three.

                                        /s/ D. ERIC MCCLURE
[OFFICIAL SEAL]                         ----------------------------------------
                                         Commissioner of Finance

                                                                ----------------
                                                                    EXHIBIT 1
                                                                ----------------

                    NO. 296T

                    GOLD TRUST COMPANY
                    St. Joseph, Missouri

                    Effective this date, GOLD TRUST COMPANY, Kansas City,
                    Jackson County, Missouri, Charter No. 296, was issued a
                    Certificate of Authority approving amendments to the
                    Articles of Agreement by striking Articles Second through
                    Eighth in their entirety and substituting new Articles
                    Second through Seventh. These amendments are being done to abide by the terms of the Agreement of Merger between Gold
                    Trust Company and George K. Baum Trust Company which became effective at the close of business on October 31, 2002, and include relocation of the main office from 120 West 12th
                    Street, Kansas City, Jackson County, Missouri, to 4305
                    Frederick Boulevard, St. Joseph, Buchanan County,
                    Missouri.

                    Authority granted: 11/1/02
                    D. ERIC MCCLURE
                    Acting Commissioner

TO ALL TO WHOM THESE PRESENTS SHALL COME:

           I, D. ERIC MCCLURE, Acting Commissioner of Finance (acting director of the Division of Finance) of the State of Missouri, hereby certify that the annexed pages contain a full, true and complete copy of the Certificate of
Authority for Gold Trust Company, Kansas City, Missouri, dated November 1, 2002, approving amendments to the Articles of Agreement by deleting Articles Second through Eighth and substituting new Articles Second through Seventh. These amendments are being done to abide by the terms of the Agreement of Merger between Gold Trust Company and George K. Baum Trust Company which became effective at the close of business on October 31, 2002, and include relocation of the main office from 120 West 12`h Street, Kansas City, Jackson County,
Missouri, to 4305 Frederick Boulevard, St. Joseph, Buchanan County, Missouri, as
issued by the Division under my authority.

                    IN TESTIMONY WHEREOF, I hereunto set my hand and affix the
                    Seal of my office. Done at the City of Jefferson, State of
                    Missouri, on this first day of November, Two Thousand and
                    Two.

[OFFICIAL SEAL]

                                /s/ D. ERIC MCCLURE
                                ---------------------------------------
                                Acting Commissioner

                            CERTIFICATE OF AUTHORITY

           WHEREAS, on the first day of November, Two Thousand and Two, there was filed in the office of the Commissioner of Finance (director of the Division of Finance) of the State of Missouri, as required by law, a duly certified copy of the Statement of Proceedings of a meeting held on the thirty-first day of
October, Two Thousand and Two, of the stockholders of GOLD TRUST COMPANY, KANSAS
CITY, MISSOURI, a trust company organized and existing under the laws of the
State of Missouri, showing said corporation to have in all things complied with the law; and
           WHEREAS, said Statement of Proceedings shows that the Articles of
Agreement are amended by striking Article Second through Eighth in their entirety and substituting in lieu thereof the following:

                    SECOND: That the trust company shall be located at 4305
                    Frederick Boulevard in the City of St. Joseph, County of
                    Buchanan, State of Missouri.

                    THIRD: That the amount of the capital stock of the trust
                    company shall be $150,000, divided into 30,000 shares of the par value of $5.00 each; that the same has been bona fide
                    subscribed and is actually paid up in lawful money of the
                    United States and is in the custody of the sole shareholder of the trust company, Gold Financial Services, Inc., a
                    Kansas corporation.

                    FOURTH: That the name and residence of the sole shareholder and the number of shares subscribed by such sole shareholder are as follows:

NAME                               RESIDENCE                    NUMBER OF SHARES
----                               ---------                    ----------------

Gold Financial Services, Inc.      11301 Nall Avenue                30,000
                                   Leawood, Kansas 66211

FIFTH:  That the Board of Directors shall consist of seven (7) individuals,  and the following are the names of those agreed upon as the directors:

                                   Lyman L. Frick, Jr.
                                   Robert S. Siemens
                                   Constance J. Smith
                                   David B. Anderson
                                   Stephen A. English
                                   Malcolm M. Aslin
                                   Michael L. Best

SIXTH: The duration of the corporation shall be perpetual.

SEVENTH: The purpose for which this corporation is formed is to have and exercise all rights and powers of a trust company, including all fiduciary powers except the power to receive and accept money on deposit, loan money or accept for payment drafts drawn upon it by its customers.

           NOW, THEREFORE, I, D. ERIC MCCLURE, Acting Commissioner of Finance of
the State of Missouri, by virtue and authority of law, do hereby certify that
Articles Second through Eighth of the Articles of Agreement are amended as stated above.

[OFFICIAL SEAL]                         IN TESTIMONY WHEREOF, I hereunto set my
                                        hand and affix the Seal of my office.
                                        Done at the City of Jefferson, State of
                                        Missouri, on this first day of November,
                                        Two Thousand and Two.

                                        /s/ D. Eric McClure
                                        -----------------------------------------
                                               Acting Commissioner

No.  296
     ----------------------

                          CERTIFICATE OF INCORPORATION

      Whereas, Certain persons have associated themselves together by Articles of Agreement under the name of

                          GEORGE K. BAUM TRUST COMPANY
------------------------------------------------------------------------------------
and have filed in the office of the Commissioner of Finance said Articles of
Association or Agreement in writing, as provided by law, and have, in all respects, complied with the requirements of law governing the formation of TRUST
COMPANIES;

      Now, Therefore, I, EARL L. MANNING, Commissioner of Finance of the
State of Missouri, by virtue and authority of law, do hereby certify that said
Association has, on the date hereof, become a body corporate duly organized under the name of

                          GEORGE K. BAUM TRUST COMPANY
-----------------------------------------------------------------------------------
                         120 West 12th Street, Suite 850
-----------------------------------------------------------------------------------
                      Kansas City, Jackson County, Missouri
-----------------------------------------------------------------------------------

and is entitled to all the rights and privileges granted to Trust Companies under the laws of this State for a term

                                   PERPETUAL
-----------------------------------------------------------------------------------
and that the amount of the capital stock of said corporation is

         Six Hundred Fifty-Two Thousand Five Hundred ($652,500) Dollars.
-----------------------------------------------------------------------------------

[OFFICIAL SEAL]                         In Testimony Whereof, I hereunto set my hand
                                        and affix the Seal of my office.  Done at the
                                        City of Jefferson, this twenty-sixth day of
                                        May A. D. Nineteen Hundred and Ninety-four

                                        /s/ Earl L. Manning
                                        --------------------------------------------
                                        Commissioner of Finance

No.  296
     ----------------------

                           Certificate of Incorporation

          Whereas, Certain persons have associated themselves together by
Articles of Agreement under the name of

                          GEORGE K. BAUM TRUST COMPANY
---------------------------------------------------------------------------------
and have filed in the office of the Commissioner of Finance, said Articles of
Association or Agreement in writing, as provided by law, and have, in all respects, complied with the requirements of law governing the formation of

                                TRUST COMPANIES;

          Now Therefore, I, EARL L. MANNING, Commissioner of Finance of the
State of Missouri, by virtue and authority of law, do hereby certify that said association has, on the date hereof, become a body corporate, duly organized under the name of

                          GEORGE K. BAUM TRUST COMPANY
---------------------------------------------------------------------------------
      120 West 12th Street, Suite 850, Kansas City, Jackson County, Missouri
---------------------------------------------------------------------------------

and is entitled to all the rights and privileges granted to Trust Companies under the laws of this State for a term

                                    PERPETUAL
---------------------------------------------------------------------------------

and that the amount of

the Capital Stock of said corporation is $652,500 Dollars,

[OFFICIAL SEAL]               In Testimony Whereof, I hereunto set my hand and
                              affix the Seal of my office.

                              Done at the City of Jefferson, this
                              twenty-sixth day, of May A. D. Nineteen Hundred
                              and Ninety-four.

                                     /s/ Earl L. Manning
                                    --------------------------------------------
                                    Commissioner of Finance

STATE OF MISSOURI       ]
DIVISION OF FINANCE     ]

          I, EARL L. MANNING, Commissioner of Finance of the State of Missouri,
hereby certify that the above and foregoing is a full, true and complete copy of the Certificate of Incorporation above set forth.

[OFFICIAL SEAL]               In Testimoney Whereof, I hereunto set my hand and
                              affix the Seal of my office. Done at the City of
                              Jefferson, this twenty-sixth day of May, A.D.
                              Nineteen Hundred and Ninety-four.

                                     /s/ Earl L. Manning
                                    --------------------------------------------
                                    Commissioner of Finance

                                                                RECEIVED
                                                                March 24, 1994
                                                                Division of Finance
                                                                State of Missouri

                             ARTICLES OF AGREEMENT

Know all men by these presents:

That we, the undersigned, desirious of forming a corporate under the laws of the State of Missouri, and more particularly under the provisions of Chapter 362, RSMo, thereto, for the purpose of establishing a non-deposit trust company, have entered into the following agreement:

First - That the name of this corporation shall be George K. Baum Trust Company.

Second - That the trust company shall be located at 120 West 12th Street, in Kansas City,
County of Jackson, Missouri.

Third - That the amount of the capital stock of the corporation shall be six hundred fifty two thousand five hundred dollars (652,500) divided into six hundred fifty two thousand five hundred (652,500) shares of the par value of one dollar ($1) each; that the same has been bona fide subscribed and is actually paid up in lawful money of the United States and is in the custody of the persons hereinafter named as the first board of directors; that the surplus will be six hundred fifty two thousand five hundred dollars ($652,500) and there will be no initial Undivided Profits.

Fourth - That the names and places of residence of the several shareholders and the numbers of shares subscribed by each are, as follows:

      NAME                       RESIDENCE                    NUMBER OF SHARES
  --------------                 ---------                    ----------------
G. Kenneth Baum         5000 W. 175th                               250
                        Stillwell, Kansas 66085
Jonathan E. Baum        13213 Howe                                  250
                        Leawood, Kansas 66209
Don L. Roberts          12675 West 82nd Terrace                     250
                        Lenexa, Kansas 66215
William D. Thomas       10600 W. 108th Terrace                      250
                        Overland Park, Kansas 66210
Stephen W. Crider       1209 West 65th Street                     651,500
                        Kansas City, Missouri 64113

Fifth - That the initial board of directors shall consist of five shareholders, and the following are the names of those agreed upon as the first directors:

G. Kenneth Baum, Jonathan E. Baum, William D. Thomas,

Stephen W. Crider and Don L. Roberts

And that the number of members of the board of directors may be altered from time to time by resolution of the board of directors.

Sixth - The duration of the corporation shall continue until the corporation shall be dissolved by consent of the stockholders or by proceedings instituted by the state under any statute now in force or hereafter enacted.

Seventh - The purpose for which this corporation is formed is to have and exercise all rights and powers of a trust company permitted by law, including those rights and powers enumerated in Chapter 362, RSMo; except that the corporation shall not accept demand deposits.

[CERTIFICATION STAMP]

Eighth -The corporation shall Indemnify and advance expenses to each person who is or was an officer or director of the corporation to the full extent permitted by the laws of the State of Missouri as in effect on the date of the adoption of these Articles of Agreement and as may hereafter be amended, and as more fully provided for in the Bylaws of the corporation; provided, however, that the corporation shall not indemnify any director or officer of the corporation against expenses, penalties, or other payments incurred in an administrative proceeding or action Instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative qqion by an Individual or Individuals in the farm of payments to the corporation.

IN TESTIMONY WHEREOF, we have hereunto, this 17th day of December, 1993, set our hands.

                                                /s/ G. Kenneth Baum
                                                --------------------------------------
                                                G. Kenneth Baum

                                                /s/ Jonathan E. Baum
                                                --------------------------------------
                                                Jonathan E. Baum

                                                /s/ Don L. Roberts
                                                --------------------------------------
                                                Don L. Roberts

                                                /s/ William D. Thomas
                                                --------------------------------------
                                                William D. Thomas

                                                /s/ Stephen W. Crider
                                                --------------------------------------
                                                Stephen W. Crider

State of Missouri     )
                      )
County of Jackson     )

On this 17th day of December, 1993, before me personally appeared G. Kenneth
Baum, Jonathan E. Baum, William D. Thomas, Stephen W. Crider and Don L. Roberts,
to me known to be the persons described in and who executed the foregoing instrument, and acknowledged that they executed same as their free act and deed.

In testimony whereof, I have hereunto set my hand and affixed my notarial seal the day and year last above mentioned.

My commission expires

May 11, 1997
                                                /s/ Mary A. Herndon
                                                ---------------------------------------------
                                                Notary Public

                                  CERTIFICATE

STATE OF MISSOURI)
                 ) ss.
COUNTY OF JACKSON)

I, Walter R. Peterson Jr., Director of Records within and for the County of
Jackson, in the State of Missouri, aforesaid, dc hereby certify that the above and foregoing is a full, true and complete copy of the instrument numbered
K1141841 certified without Book and Page as the same appears on file in my office.

IN TESTIMONY WHEREOF, I hereunto set my hand and affix the seal of said office at Kansas City, Missouri, this 25th day of May A.D., 1994.

SEAL
                                        WALTER R. PETERSON JR., DIRECTOR

                                        By  /s/ Illegible
                                          ----------------------------------------
                                                Deputy

                               GOLD TRUST COMPANY

                              AMENDED AND RESTATED
                                     BYLAWS

                                   Article I
                                    Offices

     Section 1. Principal Office. The principal office for the transaction of the business of the trust company is hereby located at 4305 Frederick Boulevard,
St. Joseph, Missouri 64506.

     Section 2. Registered Office. The trust company, by resolution of its
Board of Directors, may change the location of its registered office as designated in the Amended and Restated Articles of Incorporation to any other place in Missouri. By like resolution the resident agent at such registered office may be changed to any other person or corporation, including itself. Upon adoption of such a resolution, a certificate certifying the change shall be executed, acknowledged and filed with the Secretary of State, and a certified copy thereof shall be recorded in the office of the Register of Deeds for the county in which the new registered office is located (and in the old county, if such registered office is moved from one county to another).

     Section 3. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the trust company is qualified to do business.

                                   Article II
                            Meetings of Shareholders

         Section 1. Place of Meetings. All annual meetings of shareholders shall be held at the principal office of the trust company, and all other meetings of shareholders shall be held either at the principal office or at any other place within or without the State of Missouri which may be designated either by the
Board of Directors pursuant to authority hereinafter granted to said Board or by the written consent of all shareholders entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the trust company.

     Section 2. Annual Meetings. The annual meetings of the shareholders shall be held on the last Friday of each fiscal year at 9:00 o'clock, a.m. of said day; provided, however, that should said day fall upon a Holiday, then such annual meeting of shareholders shall be held at the same time and place on the
Friday preceding said day. At the annual meetings, directors shall be elected, reports of the affairs of the trust company shall be considered and any other business may be transacted which is within the power of the shareholders.

                                                                -------------------
                                                                    EXHIBIT
                                                                       4
                                                                -------------------

     Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication (charges prepaid), addressed to such shareholder at his address appearing on the books of the trust company or given by him to the trust company for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal office of the trust company is situated or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten (10) days nor more than fifty (50) days before each annual meeting and shall specify the place, day and hour of such meeting, as well as such other matters, if any, as may be expressly required by statute. If this Bylaw which regulates the time and place of election of directors is altered, such notice shall be given to shareholders at least twenty (20) days prior to such meeting.

     Section 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the Board of Directors or by any one or more shareholders who hold not less than one-fifth (1/5th) of the voting power of the trust company. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting (except publications of notices)
shall specify (in addition to the place, day and hour of the meeting) the general nature of the business to be transacted.

     Section 4. Adjourned Meetings and Notice Thereof. Any shareholders'
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, of which the holders are either present in person or represented by proxy; however, in the absence of a quorum, no other business may be transacted at any meeting.

     When any shareholders' meeting either annual or special, is adjourned for ninety (90) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken.

     Section 5. Voting. Unless a later record date for voting purposes is fixed by the Board of Directors, only persons in whose names shares entitled to vote stand on the stock records of the trust company on the day twenty (20) days prior to any meeting of shareholders shall be entitled to vote at such meeting.
Such vote may be viva voce or by ballot, provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. Every shareholder entitled to vote at any election of directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or he may distribute his votes on the same principle among as many candidates as he

                                     - 2 -

thinks fit. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected.

     Section 6. Quorum. The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 7. Consent of Absentees. The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the shareholders entitled to vote who is not present in person or by proxy signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made apart of the minutes of the meeting.

     Section 8. Action Without Meeting. Any action which, under any provision of the Missouri General Corporation Code, may be taken at a meeting of the shareholders (except approval of an agreement for merger or consolidation of the trust company with other trust companies, a sale of all or substantially all of the trust company property, dissolution of the trust company or approval of an amendment to the Amended and Restated Articles of Incorporation) may be taken without a meeting if authorized by a written instrument signed by all of the persons who would be entitled to vote upon such action at a meeting, filed with the Secretary of the trust company.

     Section 9. Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person (or his duly authorized agent) and filed with the Secretary of the trust company, provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the person executing it specified therein the length of time for which the proxy is to continue in force.

                                   Article III
                                    Directors

     Section l. Powers. Subject to limitations of the Amended and Restated
Articles of Incorporation, the bylaws or the Missouri General Corporation Code about action which shall be authorized or approved by the shareholders and subject to the duties of directors as prescribed by the bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the trust company shall be controlled by, the Board of Directors.
Without

                                      - 3 -

prejudice to such general powers but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to-wit:

     First-To select and remove all the other officers, agents and employees of the trust company, prescribe such powers and duties for them as are not inconsistent with law, the Amended and Restated Articles of Incorporation or the
bylaws, fix their compensation and require from them security for faithful service.

     Second-To conduct, manage and control the affairs and business of the trust company and to make such rules and regulations therefor which are not inconsistent with law, the Amended and Restated Articles of Incorporation or the
bylaws, as they may deem best.

     Third-To change the principal office for the transaction of the business of the trust company from one location to another within the same county, as provided in Article I, Section l; to fix and locate from time to time one or more subsidiary offices of the trust company within or without the State of
Missouri, as provided in Article I, Section 2; to designate any place within or without the State of Missouri for the holding of any shareholders' meeting or meetings except annual meetings; to adopt, make and use a corporate seal, to prescribe the forms of certificates of stock and to alter the forms of such seal and of such certificates from time to time as in their judgment they may deem best, provided such seal and certificates shall at all times comply with, the provisions of law.

     Fourth-To authorize the issue of shares of stock of the trust company from time to time upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received or, in the case of shares issued as a dividend, against amounts transferred from surplus to stated
capital.

     Fifth-To borrow money and to incur indebtedness for purposes of the trust company and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debts and securities therefor.

     Sixth-To appoint an executive committee and other committees and to delegate to such committees any of the powers and authority of the Board in the management of the business and affairs of the trust company except the power to declare dividends or to adopt, amend or repeal bylaws. Any such committee shall be composed of two or more directors.

     Section 2. Number and Qualifications of Directors. The authorized number of directors of the trust company shall be seven (7). Directors need not be shareholders. A director shall be deemed qualified as such when he has filed with the Secretary of the trust company written acceptance of his election, and not before.

                                     - 4 -

     Section 3. Election and Term of Office. The directors shall be elected at each annual meeting of shareholders. However, if any such annual meeting is not held or if the directors are not elected thereat, the directors may be elected at a special meeting of shareholders held for that purpose as soon thereafter as conveniently possible. All directors shall hold office until their respective successors are elected. A director can be removed from office at any time for good cause, however, by a majority vote of the shareholders and he may be removed without cause by a majority vote of the shareholders unless he has sufficient shareholder support so that by use of cumulative voting he would otherwise be able to maintain his position on the Board in a regular election of
Board members.

     Section 4. Vacancies. Vacancies in the Board of Directors may be filled by a majority of the remaining directors (even though less than a quorum remains)
or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

     A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any director, when the authorized number of directors is increased, when the shareholders fail at any annual or special meeting of shareholders at which any director or directors are to be elected to elect the full authorized number of directors to be voted for at the meeting or when any director or directors elected fail to qualify as such by filing written acceptance of such election.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director rendered to take effect at a future time, the Board or the shareholders shall have power to elect a successor to take office when the resignation becomes effective.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     Section 5. Place of Meeting. Regular meetings of the Board of Directors shall be held at any place within or without the State of Missouri which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the trust company. Special meetings of the Board maybe held either at a place so designated or at the principal office.

     Section 6. Organizational Meeting. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers and the transaction of business. Notice of this meeting shall not be required.

     Section 7. Other Regular Meetings. Other regular meetings of the Board of
Directors shall be held without call at such time as the Board of Directors may from time to time designate, provided, however, that should said day fall upon a legal holiday, the meeting shall be held at the

                                     - 5 -

same time on the next day thereafter which is not a legal holiday. Notice of all such regular meetings of the Board of Directors shall not be required.

     Section 8. Special Meetings. Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the president or, if he is absent or unable or refuses to act, by the secretary or by any other director. Notice of such special meetings, unless waived by attendance thereat or by written consent to the holding of the meeting, shall be given by written notice mailed at least three (3) days before the date of such meeting or be hand delivered or notified by facsimile at least two (2) days before the date such meeting is to be held. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon addressed to the director at his residence or usual place of business. If notice be given by facsimile, such notice shall be deemed to be delivered when the same is confirmed as transmitted from the sender.

     Section 9. Notice of Adiournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place is fixed at the meeting adjourned.

     Section 10. Action Without Meeting. Any action which, under any provision of the Missouri General Corporation Code, may be taken at a meeting of the directors (except approval of an agreement for merger or consolidation of the trust company with other trust companies, a sale of all or substantially all of the trust company property, or dissolution of the trust company) may be taken without a meeting if authorized by a written instrument signed by all of the persons who would be entitled to vote upon such action at a meeting, filed with the Secretary of the trust company.

     Section 11. Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 12. Quorum. A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business except to adjourn, as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act or decision of the Board of Directors unless a greater number is required by law or by the Amended and Restated
Articles of Incorporation. The directors present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

                                     - 6 -

     Section 13. Adjournment. A majority of the directors present may adjourn any directors' meeting, to meet again at a stated day and hour or until the time fixed for the next regular meeting of the Board.

     Section 14. Fees and Compensation. Directors shall not receive any stated
salary for their services as directors but, by resolution of the Board adopted in advance of or after the meeting for which payment is to be made, a fixed fee, with or without expenses of attendance, may be allowed one or more of the directors for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the trust company in any other capacity as an officer, agent, employee or otherwise and receiving compensation therefor.

                                   Article IV
                                    Officers

     Section l. Officers. The officers of the trust company shall be a
President, a Secretary, and a Treasurer, and it may also have, at the discretion of the Board of Directors, a Chairman of the Board and one or more
Vice-Presidents. Any two or more offices may be held by the same person.

     Section 2. Election. The officers of the trust company (except such officers as may be i appointed in accordance with the provisions of Section 3 or
Section 5 of this Article IV) shall be chosen annually by the Board of
Directors, and each shall hold his office until he resigns, until he is removed from office or otherwise disqualified to serve or until his successor is elected and qualified.

     Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the trust company diay require, each of whom shall have authority and shall perform such duties as are provided in these bylaws or as the Board of Directors may from time to time specify; and such officers shall hold office until resignation, removal or disqualification.

     Section 4. Compensation of Officers. Officers and other employees of the trust company shall receive such salaries or other compensation as shall be determined by resolution of the Board of Directors, adopted in advance or after the rendering of the services.

     Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such offices.

     Section 6. Removal and Resignation. Any officer maybe removed, either with or without cause, by a majority of. the directors in office at the time at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

                                     - 7 -

   Section 7. Chairman of the Board. The Chairman of the Board, if such an office is existent, shall, if present, preside at all meetings of the Board of
Directors. He shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these bylaws.

     Section 8. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if extant, the
President shall be the chief executive officer of the trust company and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the trust company.
He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a trust company. He shall also have such other powers and duties as may be prescribed by the Board of Directors or by these bylaws.

     Section 9. Vice-President. In the absence or disability of the President, the Vice-President or Vice-Presidents, if extant, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice-President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the power of and be subject to all the restrictions upon the President. The Vice-Presidents shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or by these bylaws.

     Section 10. Secretary. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or at such other place as the Board of
Directors may order, which shall contain records of all meetings of directors and shareholders with the time and place of holding, whether regular or special
(and, if special, how authorized), the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal office or at the office of the trust company's transfer agent a stock ledger or a duplicate stock ledger, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by these bylaws or by law to be given, and he shall keep the seal of the trust company in safe custody. The Secretary shall also have such other powers and shall perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

                                     - 8 -

     Section 11. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the trust company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shall be shown in a separate account. The books of account shall at all reasonable times be open to inspection to any director.

     The Treasurer shall deposit all monies and other valuables in the name and to the credit of the trust company with such depositories as may be designated by the Board of Directors. He shall disburse the fiinds of the trust company as maybe ordered by the Board of Directors, shall render to the President and directors whenever they request it an account of all of his transactions as
Treasurer and of the financial condition of the trust company and shall have such other powers and shall perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

     Section 12. Other Officers. The Board of Directors may elect such other and additional officers as it deems to be in the best interest of the Trust company and may specify the duties, power and authority of any such officers.

                                    ARTICLE V
                                  Miscellaneous

     Section 1. Record Date and Closing Stock Books. The Board of Directors may
fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares.
The record date so fixed shall be not more than fifty (50) days prior to the date of the meeting or event for purposes of which it is fixed. When a record date is so fixed, only shareholders who are such of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the trust company after the record date.

     The Board of Directors may close the books of the trust company against transfers of shares during the whole or any part of a period not more than fifty
(50) days prior to the date of a shareholder's meeting, the date when the right to any dividend, distribution or allotment of rights vest, or the effective date of any change, conversion or exchange of shares.

     Section 2. Indemnification of Directors and Officers. When a.person is sued, either alone or with others, because he is or was a director or officer of the trust company, or of another trust company serving at the request of this trust company, in any proceeding arising out of his alleged misfeasance or nonfeasance in the performance of his duties or out of any alleged

                                     - 9 -

wrongful act against the trust company or by the trust company, he shall be indemnified to the extent such indemnification would be allowed under applicable
Missouri statutes, as may be amended from time to time, for his seasonable expenses, including attorneys' fees incurred in the defense of the proceeding, if one of the following conditions exist:

     (a)  The person sued is successful in whole or in part, or the proceeding against him is settled with the approval of a majority vote of a quorum of directors who were not parties to the proceeding, suit or action; or

     (b)  If such quorum is unobtainable, or if unobtainable but directed by the majority of the disinterested directors, by independent legal counsel in a written opinion, or

     (c)  by a vote of the holders of the majority of shares outstanding.

The amount of such indemnity which may be assessed against the trust company, its receiver, or its trustee pursuant to this provision shall be so much of the expenses, including attorneys' fees incurred in the defense of the proceeding, as the board of directors determines and. finds to be reasonable. Application for such indemnity may be made either by the person sued or by the attorney or other person rendering services to him in connection with the defense, and the board of directors may order the fees and expenses to be paid directly to the attorney or other person, although he is not a party to the proceeding. Notice of the application for such indemnity shall be served upon the trust company, its receiver, or its trustee, and notice shall be given to the shareholders in the manner provided in Article II, Section 2, for giving notice of shareholders'
meetings.

     Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the trust company, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Directors.

     Section 4. Annual Report. No annual report to shareholders shall be required but the Board of Directors may cause to be sent to the shareholders reports in such form and at such times as may be deemed appropriate by the Board of Directors.

     Section 5. Contracts, Deeds, Etc. (How Executed). The Board of Directors,
except as in these bylaws otherwise provided may authorize any officer, officers, agent or agents to enter into any contract or to execute any instrument in the name of and on behalf of the trust company. Such authority may be general or confined to specific instances. Unless authorized by the Board of
Directors, no officer, agent or employee shall have any power or authority to bind the trust company by any contract or engagement or to pledge its credit or to render it liable for any purpose in any amount, provided, however, that any deeds or other instruments conveying lands or any interest therein shall be executed on behalf of the trust company by the President or Vice-President (if extant) or by any agent or attorney so authorized under letter of attorney or

                                     - 10 -

other written power which was executed on behalf of the trust company by the
President or Vice-President.

     Section 6. Certificates of Stock. A certificate or certificates for shares of the capital stock of the trust company shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by the President or Vice-President (if extant) and the S ecretary.

     Certificates for shares may be issued prior to full payment under such restrictions and for such purposes, as the Board of Directors or these bylaws may provide, provided, however, that any such certificate so issued prior to full payment shall state on its face or back the total amount of the consideration to be paid, the amount paid thereon and the terms by which the amount remaining unpaid is to be paid.

     Section 7. Representation of Shares of Other Corporations. The President or
any Vice-President and the Secretary of this trust company are authorized to vote, represent and exercise on behalf of this trust company all rights incident to any and all shares of any other corporation or corporations standing in the name of this trust company. The authority herein granted to said officers to vote or represent on behalf of this trust company any and all shares held by the trust company in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

     Section 8. Inspection of Corporate Records. The stock ledger or duplicate stock ledger, the books of account, and minutes of proceedings of the shareholders, the Board of Directors and of executive committees of directors shall be open to inspection upon the written demand of any shareholder or the holder of a voting trust certificate within five (5) days of such demand during ordinary business hours if for a purpose reasonably related to his interests as a shareholder, or as the holder of such voting trust certificate. A list of shareholders entitled to vote shall be exhibited at any reasonable time and at meetings of the shareholders when required by the demand of any shareholder at least twenty (20) days prior to the meeting. Such inspection may be made in person or by an agent or attorney authorized in writing by a shareholder, and shall include the right to make abstracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the president, secretary, assistant secretary or general manager of the trust company.

     Section 9. Inspection of Bylaws. The trust company shall keep in its principal office for the transaction of business the original or a copy of these bylaws as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during ordinary business hours.

     Section 10. Fiscal Year. The Board of Directors shall have the power to fix and from time to time change the fiscal year of the trust company. In the absence of action by the Board of Directors, however, the fiscal year of the trust company shall end each year on the date which

                                     - 11 -

the trust company treated as the close of its first fiscal year, until such time, if any, as the fiscal year shall be changed by the Board of Directors.

                                   Article VI
                                    Dividends

     Subject to the limitations prescribed by law, the Board of Directors may declare a dividend on the shares of the trust company of so much of the profits as shall appear advisable to the board, making the same payable at a time in its discretion.

                                   Article VII
                                   Amendments

     Section 1. Power of Shareholders. New bylaws may be adopted or these bylaws may be amended or repealed by the majority vote of all the shareholders or by the written assent of such shareholders except as otherwise provided by law or by the Amended and Restated Articles of Incorporation.

     Section 2. Power of Directors. The Board of Directors may adopt emergency bylaws as permitted in Mo. Rev. Stat.ss.351.290, to remain in effect during such emergency only.

                            Certificate of Secretary

     I, the undersigned, do hereby certify:

          (1)  That I am the duly elected and acting secretary of GOLD TRUST
               COMPANY, a Missouri trust company; and

          (2)  That the foregoing bylaws constitute the original bylaws of said trust company, as duly adopted by un nimous written consent of the Board of Directors thereof as of 10/31, 2002.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the seal of said trust company this 31st day of October 2002.

                                        /s/ Constance J. Smith
                                        ----------------------------------------
                                        Constance J. Smith, Secretary

(Seal)

                                     - 12 -

                                                        -------------------
                                                             EXHIBIT
                                                                7
                                                        -------------------

                                                                TR-100
                                                                Page 1

STATE OF MISSOURI
--------------------------------------------------------------------------------
DIVISION OF FINANCE                                     [OFFICIAL SEAL]
P.O. Box 716
Jefferson City, Missouri  65102-0716

                                  TRUST COMPANY
                   CONSOLIDATED REPORT OF CONDITION AND INCOME

Report at the close of buisness date:  December 31, 2002     http://goldtrust.com
                                                             -------------------------------
                                                                Primary Internet Web Address
                                                                (Home Page) If applicable
                                                                Example:  www.example.com
GOLD TRUST COMPANY
---------------------------------------------------------
Legal Title of Trust Company

ST. JOSEPH                      BUCHANAN, Missouri              296
---------------------------     --------                        --------------------------
City                            County                          Charter Number

OFFICER'S STATEMENT

We, the undersigned officers, do hereby declare that this Report of Condition and Income (including the supporting schedules) are true to the best of our knowledge and belief.

/s/ Lyman L. Frick, Jr.                             /s/ Constance J. Smith
------------------------------------------------   -----------------------------------------------
Signature of Officer Authorized to Sign Report     Signature of Officer Authorized to Sign Report

Lyman L. Frick, Jr., Chairman                       Constance J. Smith
------------------------------------------------   -----------------------------------------------
Typed or printed name and title                     Typed or printed name and title

1/31/2003             816 233-4996                      01/31/2003
-----------------     ----------------------------      ----------------------------------
Date of Signature     (Area Code) Telephone Number      Date of Signature

Person to whom questions concerning
this report should be directed:  Constance J. Smith                     816  233-4996
                               ------------------------------------   ----------------------------------

DIRECTORS' ATTEST

We, the undersigned directors, attest to the correctness of this Report of Condition and Income (including supporting schedules) and declare it has been examined by us and to the best of our knowledge and belief is true and correct.

/s/  Illegible                       /s/ Illegible                      /s/ Constance J. Smith
----------------------------------  ---------------------------------  -----------------------------
Signature of Director                   Signature of Director           Signature of Director

NOTARIZED

(Notary Seal)                           State of Missouri  County of Buchanan, ss:
                                                ----------           --------
PATTY J. EIKENBERRY
Buchanan County                         Sworn to and subscribed before me this 31st day of January, 2003
My Commission Expires                                                          ----        -------  ----
March 21, 2006

                                        /s/ Patty J. Eikenberry
                                        ---------------------------------------------
                                        Notary Public

                                        My commission expires  March 21, 2006
                                                               ---------------------

GOLD TRUST COMPANY                                                      TR-100
---------------------------------------                                 Page 2
Legal Title of Trust Company

                                 TRUST COMPANY
                        CONSOLIDATED REPORT OF CONDITION

Report at the close of business:  December 31, 2002
                                -----------------------------------------

Include the institution's subsidiaries.  All schedules are to be reported in thousands of dollars.  Report the amount outstanding on the last day of the quarter.

SECTION A - BALANCE SHEET                                   thousands of dollars
================================================================================

ASSETS

1.  Cash and balances due from depository institutions............................................ NONE
2.  Securities

        a.  Held-to-maturity securities (must equal Part 1, item 6)............................... NONE

        b.  Available-for-sale (must equal Part 1, item 6)........................................1,211

3.  Assets held in trading accounts............................................................... NONE
4.  Promises and fixed assets (including capitalized leases)......................................  108
5.  Other Assets (describe amounts that exceed 25% of this iteem).................................  962
        a.  Goodwill...........................................................679
        b.  ...................................................................
        c.  ...................................................................
6.  Total Assets (sum of items 1 through 5).......................................................2,281

LIABILITIES

7.  Accounts Payable..............................................................................  NONE
8.  Taxes Payable.................................................................................  NONE
9.  Other liabilities for borrowed money..........................................................  NONE
10. Other liabilities (describe amounts that exceed 25% of this item).............................  NONE
        a. ....................................................................
        b. ....................................................................
        c. ....................................................................
11.  Total Liabilities (sum of items 7 through 10)................................................ NONE

EQUITY CAPITAL

12.  Preferred Stock.............................................................................. NONE
13.  Common Stock.................................................................................  150
14.  Surplus......................................................................................1,584
15.     a.  Undivided Profits.....................................................................  765
        b.  Net unrealized holding gains (losses) on available-for-sale securities................ (218)
16.  Total Equity Capital (sum of items 12 through 15b)...........................................2,281
17.  Total Liabilities and Equity Capital (sum of items 11 and 16)................................2,281

=========================================================================================================
                  Division of Finance  State of Missouri

GOLD TRUST COMPANY                                                      TR-100
---------------------------------------                                 Page 3
Legal Title of Trust Company

                                 TRUST COMPANY
                        CONSOLIDATED REPORT OF CONDITION

PART 1 - SECURITIES (Exclude assets hold in trading accounts)
                                                                        -------------------------------------
                                                                                thousands of dollars
                                                                        -------------------------------------

                                                                        Held-to-maturity   Available-for-sale
========================================================================================   ==================

1.  U.S. Treasury Securities............................................    NONE                NONE
2.  U.S. Government Agency and Corporate Obligations....................    NONE                NONE
3.  Securities issued by states and political subdivisions in the U.S...    NONE                NONE
4.  Other bonds, notes and debentures...................................    NONE                1,189
5.  Corporate Stock.....................................................    NONE                   22
6.  Total (sum of Items 1 through 5) (Totals must equal Section A,
        Items 2a and 2b)................................................    NONE                1,211
MEMORANDUM (Included in above items)
7.  Mortgage derivative products and collateralized mortgage obligations    NONE                NONE
8.  Market value of hold-to-maturity securities (Item 6 above)..........    NONE
========================================================================================   ===================

                                                   ------------------------------------------------------------------
                                                                         thousands of dollars
                                                   ------------------------------------------------------------------
                                                                                                           Total
PART 2 - CHANGES IN EQUITY CAPITAL                   Preferred     Common                                  Equity
Utilize calendar year-to-date figures.                 Stock        Stock                   Undivided      Capital
Indicate decreases and losses in parentheses.        (Par Value) (Par Value)    Surplus       Profits    (Line Total)
=====================================================================================================================

1.  Balance end of previous year                      NONE          738          737              40        1,515
2.  Net income (loss) (Must equal Section B,
        Item 11)                                                                                   7            7
3.  Changes in net unrealized holding gains (losses)
        on available-for-sale securities                                                        (112)        (112)
4.  Sale, conversion, acquisition, or retirement
        of capital                                    NONE         NONE         NONE            NONE         NONE
5.  Changes incident to business combinations         NONE         (533)         847             616          875
6.  LESS:  Cash dividends declared on preferred
        stock                                                                                   NONE         NONE
7.  LESS:  Cash dividends declared on common
        stock                                                                                   NONE         NONE
8.  Other increases (decreases) - itemize
        Adjustment on personal property               NONE        NONE         NONE             (4)           (4)
9.  Balance end of current period (Total equity
        capital must equal Section A, item 16)        NONE         150        1,584             547         2,281

=====================================================================================================================

                                                                                        -----------------------------
PART 3 - OFF-BALANCE SHEET ACTIVITIES                                                         thousands of dollars
=====================================================================================================================
1.  Securities borrow or lent; Commitments to purchase or sell when-issued securities;
        Interest rate contracts including (a) Notional value of Interest rate swaps, (b)
        Futures and forward contracts, (c) Option contracts; Other off-balance sheet
        liabilities                                                                                   NONE
=====================================================================================================================

GOLD TRUST COMPANY                                                      TR-100
---------------------------------------                                 Page 4
Legal Title of Trust Company

                                 TRUST COMPANY
                        CONSOLIDATED REPORT OF CONDITION

                                                                                          --------------------
SECTION B - INCOME STATEMENT                                                                    thousands
Report on a calendar year-to-date basis.  Indicate losses in parentheses.                      of dollars
==============================================================================================================

1.  Income From Fiduciary Activities:
        a.  Personal Accounts............................................................       1,586
        b.  Employee Benefit Accounts....................................................         682
        c.  Corporate Accounts...........................................................           2
        d.  Other Income.................................................................       NONE
2.  Interest Income......................................................................          34
3.  Net gains (losses) on sales of securities............................................           2
4.  All Other Income (describe amounts exceeding 24% of this item).......................         390
        Administrative Fees...............................................      288
        ..................................................................
        ..................................................................
5.  Total Operating Income (sum of items 1 through 4)....................................       2,697
6.  Operating Expenses
        a.  Salaries.....................................................................       1,494
        b.  Employee Benefits............................................................         403
        c.  Trust Company Occupancy Expense..............................................          38
        d.  Furniture and Equipment Expense..............................................          22
        e.  Interest Expense.............................................................       NONE
        f.  All Other (describe amounts exceeding 25% of this item)......................         724
            Sungard Trust Systems.........................................      188
        ..................................................................
        ..................................................................
7.  Total Operating Expenses (sum of items a through f)..................................       2,681
8.  Net Operating Income (Loss) Before Taxes (item 5 minus 7)............................          16
9.  Extraordinary Items..................................................................       NONE
10. Applicable Income Taxes..............................................................           9
11. Net Income (Loss) After Taxes (sum of items 8 through 10)............................           7

==============================================================================================================

                  Division of Finance  State of Missouri